UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2006
Date of Report (Date of earliest event reported)

Global Developments Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	98-0453932
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 510 - 999 West Hastings Vancouver, B.C.	V6C 2W2
(Address of principal executive offices)	(Zip Code)

604-685-7552
Issuer's telephone number

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01   OTHER EVENTS

The attached announcement was released to the news media on December 5, 2006.

GLOBAL INVESTMENT UPDATE: Elysair to undergo name change to l'Avion

Tuesday December 5, 7:26 pm ET

VANCOUVER, BC--(MARKET WIRE)--Dec 5, 2006 -- Global Developments, Inc. (Other OTC:GBDP.PK - News), a publicly traded venture capital company, is pleased to provide the following update with respect to Elysair, a low-cost French airline in which Global holds an equity stake.

Commencing December 27, 2006, Elysair will commence operations under the name l"Avion. L'Avion intends to become the first and only French airline offering low-cost all-business class service on the Paris to New York route. L'Avion will deploy Boeing Performance Enhanced 757-200s with 100-seat business-class only service between Paris (Orly) and Newark, NJ. The carrier intends to fly six weekly flights between Orly and Newark. Please visit http://www.lavion.com for more information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Developments Inc.

Date: December 5, 2006	By:	/s/ John D. Briner
John D. Briner
President